Putnam
New Jersey
Tax Exempt
Income Fund

SEMIANNUAL REPORT
November 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "As a group, munis now have relatively high yields, paying 5.26% on average. That is about 90% of what comparable, federally taxable Treasuries earn -- well above the normal range of 75% to 80%."

                             -- The New York Times, December 14, 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

15 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The global flight to the relative safety of bonds in the aftermath of the Southeast Asian currency crisis in late October provided a dramatic and positive finale to the first half of Putnam New Jersey Tax Exempt Income Fund's fiscal year. In the five months prior to that flare-up, the U.S. municipal bond market had demonstrated solid, albeit tenuous, strength as many investors cautiously set aside their lingering concerns about the economy, interest rates, and renewed inflation.

Recognizing the fragility of the generally positive environment both prior to and following the disruption in global markets, Fund Manager Leslie Burke had pursued a slightly defensive policy in managing the fund. Therefore, as the year unfolded she made relatively few changes to the portfolio.

In the report that follows, Leslie provides the specifics of her strategic shift as well as details about the fiscal year's first half. Then she offers some insights into what she believes is in store for the rest of the period.

Respectfully yours,

/S/George Putnam
George Putnam
Chairman of the Trustees
January 21, 1998



Report from the Fund Manager
Leslie J. Burke

All municipal bond funds are influenced by the overall dynamics of the fixed-income markets. Single-state funds, however, such as Putnam New Jersey Tax Exempt Income Fund, face certain challenges that more diversified funds generally can sidestep. Over the past six months, your fund, faced with a slow market and diminishing bond supply, was still able to take advantage of the relative cheapness of municipal bonds and provide attractive tax-free income. For the six months ended November 30, 1997, the fund's class A shares had a total return of 5.00% at net asset value (0.01% at public offering price). The Lehman Brothers Municipal Bond Index had a total return of 5.40% for the same period. Results for class B and class M shares and for longer periods can be found on pages 8 and 9.

* GENERAL MARKET FINDS POSITIVE DIRECTION

As the nation's economy continued to exhibit steady growth and minimal price pressures over this period, interest rates declined, pushing municipal bond prices higher. The healthy economic environment in the United States, combined with turmoil in the international equity and currency markets, drew many quality-seeking investors to the U.S. fixed-income market. This increased demand for U.S. bonds drove the yield on the benchmark 30-year U.S. Treasury bond to below 6.00%, a level of historical significance. For the tax-exempt market, economic strength translated into higher tax revenues and improved municipal balance sheets, strengthening state and local governments from a credit standpoint. As cash flows increased, the need to issue bonds declined. The lower bond supply also helped support attractive price levels for tax-exempt debt.

* LACK OF NEW JERSEY ISSUANCE POSES CHALLENGE

New issuance of New Jersey municipal bonds has been relatively light this year. Additionally, many of the bonds that did come to market did not meet the criteria we've set for your fund. Each new addition to a portfolio can incrementally add or detract from the broader risk and return attributes of the portfolio, and in considering available new issues, we generally believed that any potential advantages would be offset by their effect on the portfolio's risk exposure. Therefore, during the period, we remained fully invested in many of the New Jersey municipal bonds we've liked in the past and sought other strategies to meet our goals.

One such strategy was owning municipal bonds issued by the Commonwealth of Puerto Rico. Puerto Rico debt is free from federal, state, and local income taxes and is commonly purchased by single-state municipal bond managers. Well structured Puerto Rico bonds are easier to find in the marketplace, are issued by municipal authorities similar to those in New Jersey, and can offer the positive attributes that may not be readily available in the more scarce New Jersey market. Currently our analysis indicates that Puerto Rico is in solid fiscal and economic shape and the bonds we own either have their principal and interest insured by a municipal insurance agency or come from what we believe are creditworthy issuers.

[GRAPHIC OMITTED HORIZONTAL BAR CHART: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation                              25.6%

Health care                                 21.0%

Education                                    9.7%

Water and sewerage                           8.2%

Utilities                                    6.3%

Footnote reads:
* Based on net assets as of 11/30/97. Holdings will vary over time.



[GRAPHIC OMITTED PIE CHART: PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Short term -- 1.0%

Ba --        14.7%

Baa --        8.1%

A --          8.9%

Aa --        16.3%

B --          1.5%

Aaa --       49.5%

Footnote reads:
* As a percentage of market value as if 11/30/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* PORTFOLIO REMAINS FAIRLY DEFENSIVE

Although the U.S. economy remains healthy and interest rates have fallen, we believe there is the risk that the economic environment for bonds could change quickly. Therefore, the fund continues to have a defensive posture. During the period, we sought bonds with structures that are well suited to a defensive portfolio, such as noncallable bonds. Bonds that can be called in at a date earlier than their maturity can often trade in a more volatile manner than those that are noncallable. Two examples of noncallable bonds we favored were from New Jersey Transportation Trust and the insured bonds from the Jersey City Sewer Authority. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

We also targeted premium-coupon bonds. These bonds offer coupons higher than prevailing municipal interest rates -- and thus an attractive level of income -- while their prices tend to be less volatile. Premium bonds can be very popular in the marketplace so we bought them whenever possible.

* POSITIVE DEVELOPMENTS

Despite the slow market for New Jersey municipal bonds, there were some positive developments involving the state's revenue bonds. One issuer in the health-care area, Kimball Medical Center, enjoyed a credit rating upgrade this past June by a major credit rating agency, thus raising the value of the bonds owned by the fund. The upgrade verified our long-term belief in the creditworthiness of this issuer.

Following the close of the period, we purchased bonds issued by a long-term care facility known as Franciscan Oaks. These bonds were issued for the expansion of a facility that has enjoyed a high level of community support. We've done a great amount of credit research on this issuer and we believe it will be worthy of agency credit rating in the future.

* CAUTIOUS, BUT OPTIMISTIC OUTLOOK

As long as the U.S. economy retains a healthy pace of growth with few signs of inflation, bonds should perform well. The economic recovery we've enjoyed in the past several years has helped the fiscal positions of all states to varying degrees. New Jersey must face the fiscal impact of the Whitman administration's move to lower income taxes. Additionally, the state can't rely on the short-term funding solutions it has used in the past. Given these factors, we remain cautiously optimistic about the Garden State's prospects and we will continue to focus on our objective of providing attractive tax-free income while managing volatility.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam New Jersey Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/97

                                Class A         Class B         Class M
(inception date)               (2/20/90)       (1/4/93)        (5/1/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months                    5.00%    0.01%   4.66%   0.34%   4.85%   1.47%
------------------------------------------------------------------------------
1 year                       6.84    1.80    6.03    1.03    6.40    2.90
------------------------------------------------------------------------------
5 years                     37.74   31.19   32.74   30.74   35.78   31.29
Annual average               6.61    5.58    5.83    5.51    6.31    5.60
------------------------------------------------------------------------------
Life of fund                77.84   69.46   67.43   67.43   72.75   67.18
Annual average               7.68    7.01    6.85    6.85    7.28    6.83
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/97

                                                  Lehman Bros.
                                               Municipal Bond      Consumer
                                                    Index         Price Index
------------------------------------------------------------------------------
6 months                                             5.40%           0.87%
------------------------------------------------------------------------------
1 year                                               7.18            1.83
------------------------------------------------------------------------------
5 years                                             42.06           13.73
Annual average                                       7.27            2.61
------------------------------------------------------------------------------
Life of fund                                        83.34           26.17
Annual average                                       8.13            3.04
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares. One-, five-, and ten-year (when available) and life of fund returns for class B shares reflect the applicable contingent deferred sales charges
(CDSC), which is 5% in the first year, declines each year to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)

                                Class A         Class B         Class M
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                     5.29%   0.32%   4.97%   0.03%   5.14%   1.67%
------------------------------------------------------------------------------
1 year                       8.64    3.48    7.96    2.96    8.32    4.84
------------------------------------------------------------------------------
5 years                     37.91   31.35   32.98   30.98   36.06   31.70
Annual average               6.64    5.61    5.87    5.55    6.35    5.66
------------------------------------------------------------------------------
Life of class               80.26   71.76   69.65   69.65   75.07   69.42
Annual average               7.78    7.12    6.96    6.96    7.38    6.94
------------------------------------------------------------------------------

Perfomance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less that their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/97

                              Class A            Class B         Class M
------------------------------------------------------------------------------
Distributions (number)           6                  6               6
------------------------------------------------------------------------------
Income                      $0.227316          $0.197146       $0.213631
------------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------------
Long-term                          --                 --              --
------------------------------------------------------------------------------
Short-term                         --                 --              --
------------------------------------------------------------------------------
  Total                     $0.227316          $0.197146       $0.213631
------------------------------------------------------------------------------
Share value:                     NAV      POP     NAV     NAV     POP
------------------------------------------------------------------------------
5/31/97                        $9.02    $9.47   $9.01   $9.02   $9.32
------------------------------------------------------------------------------
11/30/97                        9.24     9.70    9.23    9.24    9.55
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2          4.88%    4.65%   4.24%   4.58%   4.44%
------------------------------------------------------------------------------
Taxable equivalent3             8.63     8.22    7.50    8.10   7.85
------------------------------------------------------------------------------
Current 30-day SEC yield4       4.72     4.50    4.07    4.42    4.27
------------------------------------------------------------------------------
Taxable equivalent3             8.35     7.96     7.2    7.82    7.55
------------------------------------------------------------------------------
1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 43.45% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.





Portfolio of investments owned
November 30, 1997 (Unaudited)

          Key to Abbreviations
          AMBAC      -- AMBAC Indemnity Corporation
          COP        -- Certificate of Participation
          FGIC       -- Financial Guaranty Insurance Company
          FHA Insd.  -- Federal Housing Administration Insured
          FSA        -- Financial Security Assurance
          G.O. Bonds -- General Obligation Bonds
          IFB        -- Inverse Floating Rate Bonds
          MBIA       -- Municipal Bond Investors Assurance Corporation
          VRDN       -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (96.9%) *
PRINCIPAL AMOUNT                                                            RATINGS**                  VALUE

New Jersey (78.7%)
------------------------------------------------------------------------------------------------------------

 $    1,000,000  Atlantic City, Muni. Utils. Auth. Wtr. Rev. Bonds,
                   7 3/4s, 5/1/17                                              A-             $    1,100,000
                 Atlantic Cnty. COP
      2,000,000    FGIC, 7.4s, 3/1/10                                          Aaa                 2,492,500
      1,000,000    (Pub. Fac. Lease Agreement), FGIC, 7.4s, 3/1/09             Aaa                 1,238,750
      4,250,000  Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24
                   (acquired 4/12/94, cost $4,250,000) [DBL. DAGGER]           B/P                 4,648,438
      5,850,000  Camden Cnty., Muni. Util. Auth. Rev. Bonds, FGIC,
                   6s, 7/15/07                                                 Aaa                 6,486,183
      6,625,000  Camden Cnty., Muni. Util. Auth. Swr. Rev. Bonds,
                   FGIC, 6s, 7/15/08                                           Aaa                 7,295,781
      3,000,000  Jersey City, G.O. Bonds, Ser. A, AMBAC, 6s,
                   10/1/10                                                     AAA                 3,296,250
      1,700,000  Jersey City, Swr. Auth. Rev. Bonds, AMBAC,
                   6 1/4s, 1/1/14                                              Aaa                 1,912,500
      1,200,000  Middle Township, School Dist. Rev. Bonds,
                   FGIC, 7s, 7/15/06                                           Aaa                 1,410,000
      2,000,000  Middlesex Cnty., Poll. Control Auth. Rev.
                   Bonds, 6 7/8s, 12/1/22                                      BBB-/P              2,150,000
      3,000,000  Middlesex Cnty., Utils. Auth. Swr. IFB, Ser. A,
                   MBIA, 6 1/4s, 8/15/10                                       Aaa                 3,412,500
      2,105,000  NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                   (Vineland Cogeneration L.P.), 7 7/8s, 6/1/19                BB+                 2,310,238
      8,000,000  NJ Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
                   (Ocean Nursing Pavilion), Ser. A, 7 3/8s, 12/1/25           BB/P                8,620,000
      2,500,000  NJ Econ. Dev. Auth. Natural Gas Fac. Rev. Bonds
                   (NJ Natural Gas Co.) Ser. 84A, 7.05s, 3/1/16                A                   2,566,325
                 NJ Econ. Dev. Auth. Rev. Bonds
      5,300,000    (Stolt Terminals), 10 1/2s, 1/15/18                         BB/P                5,491,065
      5,000,000    (Tevco Inc.), 8 1/8s, 10/1/09                               BBB/P               5,437,500
      1,200,000    (Ninette Group L P), 7 3/4s, 8/1/11                         A/P                 1,243,656
      7,000,000    (1st Mtge.-Cranes Mill), Ser. A, 7 1/2s, 2/1/27             BB/P                7,700,000
      2,000,000    (Hartz Mountain Industries, Inc.), 7s, 2/1/14               A+                  2,197,500
      2,850,000    (Lakewood School), Ser. R, 6.9s, 12/1/11                       AA3                 3,085,125
      1,500,000    (NJ Performing Arts Ctr.), 6 3/4s, 6/15/12                  AAA                 1,650,000
      1,895,000    (Urban Holding Co.), 6 1/2s, 6/1/15                         A                   2,077,394
      1,550,000    (Burlington Coat Factory), 6 1/8s, 9/1/10                   AA3                 1,679,813
      1,500,000    (NJ Perfoming Arts Ctr.), Ser. C, AMBAC,
                   5 1/2s, 6/15/13                                             Aaa                 1,552,500
      2,925,000  NJ Econ. Dev. Auth. Waste Paper Recycling
                   Rev. Bonds (Marcal Paper Mills Inc.),
                   8 1/2s, 2/1/10                                              BB/P                3,436,875
                 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
      7,250,000    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20               AAA                 8,101,875
      3,095,000    (Jersey Shore Med. Ctr.), Ser. B, AMBAC,
                   8s, 7/1/18 [POUND]                                          Aaa                 3,230,840
      8,500,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                     BBB-                9,137,500
      1,000,000    (East Orange Gen. Hosp.), Ser. B, 7 3/4s, 7/1/20            BBB+                1,075,000
      1,425,000    (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/21                    BAA3                1,530,094
      2,090,000    (Kimball Med. Ctr.), 7.3s, 7/1/99                           BA1                 2,114,390
      9,000,000    (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                     BB/P                9,708,750
      3,300,000    (Christ Hosp. Group), 7s, 7/1/06                            AAA                 3,856,875
      5,000,000    (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19         Aaa                 5,562,500
      2,000,000    (AHS Hosp. Corp.), Ser. A, 6s, 7/1/07                       Aaa                 2,185,000
      3,285,000    (Somerset Med. Ctr.), Ser. A, FGIC, 5.2s, 7/1/24            Aaa                 3,243,938
                 NJ State G.O. Bonds
      4,065,000    FGIC, 6s, 2/15/11                                           Aaa                 4,527,394
      4,000,000    Ser. E, 6s, 7/15/06                                         Aa1                 4,425,000
      3,000,000  NJ State Edl. Fac. Auth. Rev. Bonds (Princeton
                   U.), Ser. C, 6 3/8s, 7/1/22                                 Aaa                 3,228,750
      3,000,000  NJ State Hsg. & Mtge. Fin. Agcy. IFB, Ser. I,
                   8.186s, 11/1/07 (acquired various dates from
                   2/11/93 to 6/14/93 cost $3,134,370) [DBL. DAGGER]           A+                  3,285,000
      1,060,000  NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds
                   (Home Buyer), Ser. D, MBIA, 7.7s, 10/1/29                   Aaa                 1,109,025
                 NJ State Hwy. Auth. Gen. Rev. Bonds
                   (Garden State Pkwy.)
      1,500,000    6.2s, 1/1/10                                                AA-                 1,681,875
      2,370,000    6s, 1/1/19                                                  Aaa                 2,612,925
      3,000,000  NJ State Hwy. Auth. Rev. Bonds (Garden
                   State Pkwy.), 5.2s, 1/1/08                                  AA-                 3,105,000
      1,800,000  NJ State Tpk. Auth. IFB, MBIA, 8.02s, 1/1/16
                   (acquired 03/27/92, cost $ 1,817,856) [DBL. DAGGER]         Aaa                 2,432,250
                 NJ State Tpk. Auth. Rev. Bonds, Ser. C
      6,000,000    MBIA, 6 1/2s, 1/1/16                                        Aaa                 7,065,000
      5,000,000    AMBAC, 6 1/2s, 1/1/08                                       Aaa                 5,756,250
      3,000,000  NJ State Tpk. Auth. VRDN, FGIC, 3.70s, 1/1/18                 VMIGI               3,000,000
                 NJ State Trans. Trust Fund Auth. Rev.
                   Bonds (Trans. Syst.), Ser. A
     17,000,000    MBIA, 6 1/2s, 6/15/11                                       Aaa                20,081,250
      3,000,000    MBIA, 6s, 12/15/06                                          Aaa                 3,315,000
                 NJ Wastewtr. Treatment Rev. Bonds
                   (Wastewtr. Treatment Trust)
      6,670,000    Ser. C, 7s, 6/15/10                                         Aa2                 8,045,688
      2,955,000    Ser. B, 7s, 5/15/09                                         Aa2                 3,538,613
      7,000,000  NJ Wastewtr. Treatment Trust Rev. Bonds, Ser. A,
                   zero %, 9/1/07                                              Aaa                 4,418,750
      1,800,000  Passaic Valley, Cmnty. Wtr. Supply Rev. Bonds,
                   Ser. A., FGIC, 6.4s, 12/15/22                               Aaa                 1,998,000
      7,500,000  Rutgers State U. Rev. Bonds, Ser. A, 6.4s, 5/1/13             AA                  8,662,500
      1,935,000  Sayreville, Hsg. Dev. Corp. Mtge. Rev. Bonds
                   (Lakeview Section 8), FHA Insd., 7 3/4s, 8/1/24             Aaa                 1,947,481
                 South River, School Dist. G.O. Bonds
      1,300,000    FGIC, 5s, 12/1/12                                           Aaa                 1,306,500
      1,250,000    FGIC, 5s, 12/1/11                                           Aaa                 1,262,500
      1,250,000    FGIC, 5s, 12/1/10                                           Aaa                 1,267,188
      1,000,000  Stony Brook, Regional Swr. Rev. Bonds, Ser. B,
                   5.45s, 12/1/12                                              Aa                  1,058,750
      8,695,000  U. of Medicine & Dentistry Rev. Bond, Ser. E, MBIA,
                   6 1/2s, 12/1/12                                             Aaa                10,227,494
      3,400,000  Union Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds
                   (American Cynamid Co.), 5.8s, 9/1/09                        A3                  3,718,750
                                                                                               -------------
                                                                                                 247,314,588
New York (8.4%)
------------------------------------------------------------------------------------------------------------

      5,000,000  NY & NJ Port Auth. Rev. Bonds (Kennedy
                   Intl. Arpt.), 6 3/4s, 10/1/19                               BB/P                5,418,750
                 Port Auth. NY & NJ Cons. IFB
      2,100,000    7.729s, 11/15/15 (acquired 02/09/94,
                   cost $2,107,875) [DBL. DAGGER]                              A+/P                1,995,000
      1,500,000    5.2s, 11/15/15                                              A+/P                1,501,875
      5,000,000  Port Auth. NY & NJ IFB, 9.204s, 8/1/26
                   (acquired various dates from 8/29/91 to
                   1/21/92, cost $5,164,940) [DBL. DAGGER]                     AA-                 5,800,000
      3,000,000  Port Auth. NY & NJ Rev. Bonds (Delta
                   Airlines, Inc.), Ser. 1R, 6.95s, 6/1/08                     BBB                 3,292,500
      7,500,000  Port Auth. NY & NJ Cons. Rev. Bonds, Ser. 93rd,
                   6 1/8s, 6/1/94                                              AA-                 8,456,250
                                                                                               -------------
                                                                                                  26,464,375

Puerto Rico (9.8%)
------------------------------------------------------------------------------------------------------------
      5,665,000  Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
                   6 1/4s, 7/1/12                                              A                   6,422,694
      3,000,000  Cmnwlth. of PR, G.O. Bonds, MBIA, 6 1/4s, 7/1/08              Aaa                 3,405,000
      4,000,000  Cmnwlth. of PR, Pub. Impt. G.O. Bonds, 6.8s, 7/1/21           Aaa                 4,480,000
      1,000,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                   Ser. W, 5 1/2s, 7/1/15                                      A                   1,040,000
      1,500,000  Cmnwlth. of PR, Hwy. Auth. Rev. Bonds, Ser. Q,
                   7 3/4s, 7/1/16                                              Aaa                 1,661,250
                 PR Elec. Pwr. Auth. Rev. Bonds
      2,000,000    10.15s, 7/1/07(acquried 10/30/97,
                   cost $2,765,000) [DBL. DAGGER]                              AAA/P               2,777,500
      1,375,000    Ser. S, MBIA, 6 1/8s, 7/1/08                                Aaa                 1,546,875
      2,000,000  PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth.
                   Rev. Bonds (Special Facilities-American
                   Airlines), Ser. A, 6.45s, 12/1/25                           Baa2                2,167,500
      3,750,000  PR Pub. Bldg. Auth. Rev. Bonds, Ser. K, 6 7/8s, 7/1/21        Aaa                 4,209,375
      3,250,000  PR Pub. Bldg. Auth. Rev. Gtd. (Govt. Fac.), Ser. B,
                   AMBAC, 5s, 7/1/27                                           Aaa                 3,144,375
                                                                                               -------------
                                                                                                  30,854,569
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $286,921,665) ***                                    $  304,633,532
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $314,109,845.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at
    November 30,1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $286,921,665, resulting in gross unrealized appreciation and depreciation of $18,552,572 and $840,705, respectively, or net unrealized appreciation of $17,711,867.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1997 was $20,938,188 or less than 6.7% of net assets.

[POUND]       A portion of this security was pledged and segregated with the custodian to cover margin requirements for future contracts November 30, 1997.
              The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30,
              1997.

              The fund had the following industry group concentrations greater than 10% at November 30, 1997.
              (as a percentage of net assets):

                 Transportation   25.6%
                 Health care      21.0

              The fund had the following insurance concentrations greater than 10% at November 30, 1997. (as a percentage of net assets):

                 MBIA             16.7%
                 FGIC             11.3

-----------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1997

                                 Aggregate
                    Total          Face      Expiration   Unrealized
                    Value         Value        Date      Depreciation
-----------------------------------------------------------------------
20 yr T-bond
Future (Short)   $18,235,688   $17,463,688    Dec-97      $(772,000)
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $286,921,665) (Note 1)                                               $ 304,633,532
---------------------------------------------------------------------------------------------------
Cash                                                                                        611,815
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            7,042,695
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      249,191
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            2,670,000
---------------------------------------------------------------------------------------------------
Total assets                                                                            315,207,233

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 14,344
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       282,232
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                   99,307
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                468,043
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   44,759
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                7,662
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,105
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      136,837
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       43,099
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,097,388
---------------------------------------------------------------------------------------------------
Net assets                                                                            $ 314,109,845

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                       $ 304,166,792
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                    (2,652)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (6,994,162)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               16,939,867
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                            $ 314,109,845

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($225,014,000 divided by 24,365,192 shares)                                                   $9.24
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.24)*                                        $9.70
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($88,352,395 divided by 9,575,341 shares)**                                                   $9.23
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($743,450 divided by 80,494 shares)                                                           $9.24
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.24)***                                      $9.55
---------------------------------------------------------------------------------------------------
  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1997 (Unaudited)

Tax exempt interest income:                                                            $ 9,193,408
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                           942,188
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             174,684
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           5,896
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,270
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      226,964
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      367,675
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        1,453
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     12,382
--------------------------------------------------------------------------------------------------
Registration fees                                                                              134
--------------------------------------------------------------------------------------------------
Auditing                                                                                    13,726
--------------------------------------------------------------------------------------------------
Legal                                                                                       14,069
--------------------------------------------------------------------------------------------------
Postage                                                                                     12,351
--------------------------------------------------------------------------------------------------
Other                                                                                        8,289
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,783,081
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (62,850)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,720,231
--------------------------------------------------------------------------------------------------
Net investment income                                                                    7,473,177
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           603,380
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                         (1,132,317)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period                 8,074,018
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  7,545,081
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $15,018,258
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                        November 30             May 31
                                                                                               1997*              1997
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  7,473,177       $ 15,733,850
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                    (528,937)         1,583,301
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                8,074,018          7,335,606
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     15,018,258         24,652,757
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (5,610,799)       (12,203,229)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (1,854,339)        (3,606,097)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (13,201)           (18,592)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                             (4,570,348)         1,936,873
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              2,969,571         10,761,712

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     311,140,274        300,378,562
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income and undistributed net investment
income of $2,652 and $2,510, respectively)                                             $314,109,845       $311,140,274
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                      Eleven months
Per-share                        Nov. 30                                              ended
operating performance         (Unaudited)              Year ended May 31             May 31               Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996             1995 +           1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.02            $8.76            $8.98            $8.75            $9.46            $8.97
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .23              .47              .48              .46              .51              .54
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .22              .26             (.22)             .23             (.58)             .58
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .45              .73              .26              .69             (.07)            1.12
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.23)            (.47)            (.48)            (.46)            (.51)            (.55)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --             (.08)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                   --               --               --               --             (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.23)            (.47)            (.48)            (.46)            (.64)            (.63)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.24            $9.02            $8.76            $8.98            $8.75            $9.46
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           5.00 *           8.57             2.92             8.25 *          (0.94)           13.02
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $225,014         $228,361         $227,940         $242,569         $246,336         $235,243
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .48 *            .96              .96              .87 *            .95              .92
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.48 *           5.28             5.36             5.36 *           5.43             5.90
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              7.91 *          27.14            52.82            51.86 *          51.74            44.58
------------------------------------------------------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

  + The fiscal year has been advanced from June 30 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                      Eleven months                    For the period
Per-share                        Nov. 30                                              ended       Year ended     Jan. 4, 1993++
operating performance         (Unaudited)              Year ended May 31             May 31          June 30       to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996             1995 +           1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.01            $8.75            $8.97            $8.75            $9.46            $9.02
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .20              .41              .42              .41              .45              .21
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .22              .27             (.22)             .22             (.58)             .43
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .42              .68              .20              .63             (.13)             .64
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.20)            (.42)            (.42)            (.41)            (.45)            (.20)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                   --               --               --               --             (.11)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.20)            (.42)            (.42)            (.41)            (.58)            (.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.23            $9.01            $8.75            $8.97            $8.75            $9.46
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           4.66 *           7.87             2.25             7.51 *          (1.59)            7.21 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $88,352          $82,407          $72,083          $58,591          $44,916          $15,113
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .80 *           1.61             1.61             1.46 *           1.59              .77 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.15 *           4.63             4.69             4.72 *           4.77             2.42 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              7.91 *          27.14            52.82            51.86 *          51.74            44.58
------------------------------------------------------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

  + The fiscal year has been advanced from June 30 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                       For the period
Per-share                                                          Nov. 30                                          May 1, 1995++
operating performance                                           (Unaudited)              Year ended May 31            to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1997             1996             1995 +
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $9.02            $8.76            $8.98            $8.74
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .21              .45 (c)          .45              .04
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .22              .26            (.21)              .28
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .43              .71              .24              .32
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.21)            (.45)           (.46)             (.08)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of realized
gain on investments                                                     --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.21)            (.45)           (.46)             (.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.24            $9.02            $8.76            $8.98
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             4.85 *           8.25             2.65             3.21 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                        $743             $372             $355               $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .63 *           1.26             1.24              .09 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             2.27 *           4.95             4.92              .42 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                7.91 *          27.14            52.82            51.86 *
------------------------------------------------------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

  + The fiscal year has been advanced from June 30 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
November 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam New Jersey Tax Exempt Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New Jersey personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New Jersey tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 1997, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1997, the fund had a capital loss carryover of approximately $4,669,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

     Loss Carryover             Expiration
-----------------------------------------------

      $ 1,185,000               May 31, 2003
      $ 3,484,000               May 31, 2004

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield to maturity basis.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1997, fund expenses were reduced by $62,850 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $477 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $11,907 and $609 from the sale of class A and class M shares, respectively and $100,567 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $273 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended November 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $23,600,945 and $29,840,568, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                        November 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,161,943     $ 19,771,703
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       347,396        3,189,318
------------------------------------------------------------
                                  2,509,339       22,961,021

Shares
repurchased                      (3,471,905)     (31,794,815)
------------------------------------------------------------
Net decrease                       (962,566)    $ (8,833,794)
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       9,108,541     $ 81,241,088
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       762,738        6,820,657
------------------------------------------------------------
                                  9,871,279       88,061,745

Shares
repurchased                     (10,560,633)     (94,285,270)
------------------------------------------------------------
Net decrease                       (689,354)    $ (6,223,525)
------------------------------------------------------------

                                        Six months ended
                                        November 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,039,805     $  9,518,725
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       122,438        1,122,918
------------------------------------------------------------
                                  1,162,243       10,641,643

Shares
repurchased                        (734,568)      (6,738,527)
------------------------------------------------------------
Net increase                        427,675     $  3,903,116
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,955,385     $ 17,456,558
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       244,686        2,186,889
------------------------------------------------------------
                                  2,200,071       19,643,447

Shares
repurchased                      (1,287,825)     (11,488,444)
------------------------------------------------------------
Net increase                        912,246     $  8,155,003
------------------------------------------------------------

                                        Six months ended
                                        November 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          38,339     $    352,333
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,112           10,209
------------------------------------------------------------
                                     39,451          362,542

Shares
repurchased                            (242)          (2,212)
------------------------------------------------------------
Net increase                         39,209     $    360,330
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          26,219     $    233,233
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,600           14,291
------------------------------------------------------------
                                     27,819          247,524

Shares
repurchased                         (27,083)        (242,129)
------------------------------------------------------------
Net increase                            736     $      5,395
------------------------------------------------------------



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

 + Closed to new investors. Some exceptions may apply. Contact Putnam for details.

 [DBL. DAGGER] Formerly OTC Emerging Growth Fund

 [SECTION MARK] Not available in all states.

 ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Jersey Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
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Putnam
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